UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

                On February 6, 2009, Sealed Air Corporation (the “Company”) completed the private offering of $300 million of senior unsecured notes due 2014 (the “Notes”).  The Notes were sold pursuant to the Note Purchase Agreement, dated February 6, 2009, by and among the Company, Davis Selected Advisers, L.P., Geico Indemnity Company and General Re Life Corporation (the “Note Purchase Agreement”).

                In connection with the closing, the Company entered into an Indenture (the “Indenture”) with U.S. Bank, National Association (“U.S. Bank”) pursuant to which the Company issued the Notes.  The Notes, with a coupon of 12% per annum, were sold to the purchasers at a price of 100% of the principal amount.  Interest on the Notes is payable semiannually on February 15 and August 15, commencing August 15, 2009.  The Notes are non-callable by the Company.  The Notes may be accelerated upon an event of default as described in the Indenture.  The Indenture imposes limitations on the Company’s operations and those of specified subsidiaries, including limitations on liens, sale and leaseback transactions and mergers, acquisitions and dispositions.  These limitations are substantially equivalent to those contained in the indentures relating to the Company’s other outstanding senior notes.

On February 6, 2009 the Company, Davis Selected Advisers, L.P., Geico Indemnity Company and General Re Life Corporation entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to provide resale registration rights with respect to the Notes.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities law.

As indicated in the Company’s proxy statement for its 2008 annual meeting of stockholders, in a Schedule 13G/A dated February 12, 2008 filed with the Securities and Exchange Commission, Davis Selected Advisers, L.P. indicated that it had sole voting power with respect to 54,425,157 shares and sole dispositive power with respect to 58,280,212 shares of the Company’s common stock, which then represented beneficial ownership of approximately 36% of the outstanding shares of that class of stock.

U.S. Bank also serves as trustee under indentures regarding other outstanding senior notes of the Company.

Copies of the Indenture, the Registration Rights Agreement and the Note Purchase Agreement are filed herewith as Exhibits 4.1, 4.2 and 10.1, respectively.

The description of the Indenture, the Registration Rights Agreement and the Note Purchase Agreement in this report is a summary and is qualified in its entirety by reference to Exhibits 4.1, 4.2 and 10.1.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

In reviewing the agreements included as exhibits to this Current Report on Form 8-K, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements.  The agreements contain representations and warranties by parties to the applicable agreement.  These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•      should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•      have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•      may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•      were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.  Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the Securities and Exchange Commission’s website at http://www.sec.gov.

Exhibit Number	Description
4.1	Indenture, dated as of February 6, 2009, of the Company, as Issuer, to U.S. Bank, National Association, as Trustee, regarding 12% Senior Notes Due 2014.
4.2

Registration Rights Agreement, dated as of February 6, 2009, by and among the Company, Davis Selected Advisers, L.P., Geico Indemnity Company and General Re Life Corporation pursuant to which the Company has agreed to provide resale registration rights with respect to its 12% Senior Notes due 2014.

10.1

Note Purchase Agreement, dated as of February 6, 2009, by and among the Company, as issuer, and Davis Selected Advisers, L.P., Geico Indemnity Company and General Re Life Corporation, as purchasers regarding the Company’s 12% Senior Notes due 2014.

Cautionary Notice Regarding Forward Looking Statements

Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “estimates,” “expects,” “intends,” “plans,” “should,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  general economic conditions; credit availability and pricing; changes in raw material and energy costs; conditions in the markets that the Company serves; the success of the Company’s growth, profitability and global manufacturing strategies and its cost reduction and productivity program; the effects of animal and food-related health issues; tax, interest and foreign exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Treasurer

Dated:  February 12, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of February 6, 2009, of the Company, as Issuer, to U.S. Bank, National Association, as Trustee, regarding 12% Senor Notes Due 2014.
4.2

Registration Rights Agreement, dated as of February 6, 2009, by and among the Company, Davis Selected Advisers, L.P., Geico Indemnity Company and General Re Life Corporation pursuant to which the Company has agreed to provide resale registration rights with respect to its 12% Senior Notes due 2014.

10.1

Note Purchase Agreement, dated as of February 6, 2009, by and among the Company, as issuer, and Davis Selected Advisers, L.P., Geico Indemnity Company and General Re Life Corporation, as purchasers regarding the Company’s 12% Senior Notes due 2014.